UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2013

C&F FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-23423	54-1680165
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

802 Main Street, West Point, Virginia	23181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 843-2360

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01           Completion of Acquisition or Disposition of Assets

On October 2, 2013, C&F Financial Corporation (“C&F”), filed a Current Report on Form 8-K ("Original Report") reporting the completion on October 1, 2013 of its acquisition (the "Merger") of Central Virginia Bankshares, Inc. (“CVBK”), and its wholly-owned subsidiary Central Virginia Bank, a Virginia chartered bank.

This Current Report on Form 8-K/A amends the Original Report to provide the historical financial statements of CVBK described in Item 9.01(a) below and the unaudited pro forma financial information described in Item 9.01(b) below.

Item 9.01           Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired

The audited consolidated balance sheets of Central Virginia Bankshares, Inc. as of December 31, 2012 and 2011, the audited consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows for the years ended December 31, 2012 and 2011, and the notes related thereto and the Independent Auditor's Report of Yount, Hyde & Barbour, P.C., dated March 27, 2013, are filed herewith as Exhibit 99.1 and are incorporated into this Item 9.01(a) by reference.

The unaudited consolidated balance sheet of Central Virginia Bankshares, Inc. as of September 30, 2013. the unaudited consolidated statements of operations and comprehensive income for the three and nine months ended September 30, 2013 and 2012, the unaudited consolidated statements of stockholders’ equity and cash flows for the nine months ended September 30, 2013 and 2012, and the notes related thereto, are filed herewith as Exhibit 99.2 and are incorporated into this Item 9.01(a) by reference.

(b)      Pro Forma Financial Information

The unaudited pro forma condensed combined financial information as of and for the nine-month period ended September 30, 2013 and for the year ended December 31, 2012 is filed herewith as Exhibit 99.3 and is incorporated into this Item 9.01(b) by reference.

(d)      Exhibits

23.1	Consent of Yount, Hyde & Barbour, P.C.

99.1

Independent Auditor's Report of Yount, Hyde & Barbour, P.C., dated March 27, 2013, audited consolidated balance sheets of Central Virginia Bankshares, Inc. as of December 31, 2012 and 2011, audited consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows for the years ended December 31, 2012 and 2011, and the notes related thereto.

99.2

Unaudited consolidated balance sheet of Central Virginia Bankshares, Inc. as of September 30, 2013, unaudited consolidated statements of operations and comprehensive income for the three and nine months ended September 30, 2013 and 2012, unaudited consolidated statements of stockholders’ equity and cash flows for the nine months ended September 30, 2013 and 2012, and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial information as of and for the nine-month period ended September 30, 2013 and for the year ended December 31, 2012.

Cautionary Statement Regarding Forward-Looking Statements

This report contains statements concerning the Company’s expectations, projections, plans, objectives, future financial performance and other statements that are not historical facts and that constitute “forward-looking statements” as defined by federal securities laws.  These statements may include, but are not limited to, statements regarding financial performance and operating results in future periods, and may address issues that involve estimates and assumptions made by management and risks and uncertainties. Forward-looking statements reflect our current beliefs, assumptions and expectations based on information currently available to us, and are applicable only as of the date of this report.

Actual results could differ materially from historical results, unaudited pro forma financial information and related adjustments, or other results anticipated or implied by such forward-looking statements. Factors that could have a material adverse effect on the operations and future prospects of the Corporation include, but are not limited to, the risks discussed in more detail in Item 1A, "Risk Factors" of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2012 and in Part II, Item 1A, "Risk Factors" of the Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.  These risks should be considered in evaluating the forward-looking statements contained herein. We caution readers not to place undue reliance on those forward-looking statements, which speak only as of the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&F FINANCIAL CORPORATION (REGISTRANT)

Date: December 13, 2013	By:	/s/ Thomas F. Cherry
Thomas F. Cherry Chief Financial Officer

Exhibit Index

23.1	Consent of Yount, Hyde & Barbour, P.C.

99.1

Independent Auditor's Report of Yount, Hyde & Barbour, P.C., dated March 27, 2013, audited consolidated balance sheets of Central Virginia Bankshares, Inc. as of December 31, 2012 and 2011, audited consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows for the years ended December 31, 2012 and 2011, and the notes related thereto.

99.2

Unaudited consolidated balance sheet of Central Virginia Bankshares, Inc. as of September 30, 2013, unaudited consolidated statements of operations and comprehensive income for the three and nine months ended September 30, 2013 and 2012, unaudited consolidated statements of stockholders’ equity and cash flows for the nine months ended September 30, 2013 and 2012, and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial information as of and for the nine-month period ended September 30, 2013 and for the year ended December 31, 2012.

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